Exhibit 10.1
FIRST AMENDMENT TO FIRST AMENDED AND RESTATED SECURED TERM LOAN AGREEMENT
THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED SECURED TERM LOAN AGREEMENT (“Amendment”) is made as of March 31, 2010 (the “Effective Date”), by and among BIOMED REALTY, L.P., a Maryland limited partnership (“Borrower” or “Operating Partnership”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), each lender whose name is set forth on the signature pages of this Amendment (collectively, together with KeyBank, the “Lenders” and, individually, a “Lender”) and KEYBANK NATIONAL ASSOCIATION, not individually but as “Administrative Agent”.
RECITALS
A. Borrower, Administrative Agent, KeyBank and the Lenders entered into that certain First Amended and Restated Secured Term Loan Agreement dated as of August 1, 2007 (the “Loan Agreement”) for the purposes described therein, pursuant to which Lenders made a TWO HUNDRED FIFTY MILLION and NO/100THS DOLLARS ($250,000,000.00) loan (“Loan”) to Borrower. All of the documents evidencing, securing or executed in connection with the Loan, as the same may be amended from time to time pursuant to the terms hereof, are collectively referred to as the “Loan Documents.”
B. Concurrently herewith, pursuant to Section 3.1(e) of the Loan Agreement, Borrower desires to make a voluntarily prepayment of the Loan, reducing the outstanding balance of the Loan by $100,000,000.00.
C. In connection with the current voluntary partial prepayment of $100,000,000.00, Borrower hereby desires that the Lenders agree to remove and release, and the Lenders hereby agree to remove and release, the following Projects as “Subject Properties” under the Loan Agreement: (i) 3240, 3260, 3280 Bayshore Boulevard, Brisbane, California, (ii) 9885 Towne Centre Drive, San Diego, California, and (iii) 3450 Monte Villa Parkway, Seattle, Washington.
D. In addition to the removal and release of the above-referenced Projects as Subject Properties under the Loan Agreement, Borrower and the Lenders hereby desire to further amend the Loan Agreement to permit future Subject Property Releases (as defined below) provided that certain conditions precedent are satisfied.
E. The parties hereto desire to provide for an amendment to the Loan Agreement to address such changes in the removal and release provisions relating to Subject Properties and to make such other amendments and revisions to the Loan Agreement as are more particularly set forth hereinbelow.
TERMS AND CONDITIONS
NOW, THEREFORE, with reference to the foregoing Recitals, all of which are incorporated herein by this reference, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1. The following Definition from Article I of the Loan Agreement is hereby deleted in its entirety:
(a) “Bayshore Project”.

2. Additional Definitions. The following Definitions are hereby added to Article I of the Loan Agreement:
“Minimum Release Price” for each Subject Property shall have the value ascribed to each such Subject Property on Schedule 1.3 attached hereto and made a part hereof.
“Release Price” for each Subject Property shall mean, respectively, a cash amount reasonably determined by the Administrative Agent that is equal to the greater of: (i) the Minimum Release Price for each such Subject Property, or (ii) that portion of the then-current Gross Asset Value attributable to the applicable Subject Property less the outstanding principal balance of the corresponding Subject Property Indebtedness as of the end of the most recent Fiscal Quarter for which financial results have been reported.
“Subject Property Release” means the removal and release of an Income-Producing Project or a Project or any portion thereof as a “Subject Property” under this Agreement.
3. Voluntary Partial Prepayment. Concurrently herewith Borrower has made a voluntary partial prepayment of the Loan to the Lenders in the aggregate amount of $100,000,000.00. From and after the date hereof, the current aggregate principal amount of the Loan outstanding is $150,000,000.00.
4. Subject Property Releases.
(a) As of the Effective Date, the following Projects are hereby released and removed as “Subject Properties” under the Loan Agreement:
(i)	3240, 3260, 3280 Bayshore Boulevard, Brisbane, California,

(ii)	9885 Towne Centre Drive, San Diego, California, and

(iii)	3450 Monte Villa Parkway, Seattle, Washington.
(b) Concurrently herewith, the Administrative Agent shall execute such documents or instruments and take all other actions necessary or advisable on behalf of the Lenders to release the related security interests (including without limitation releases of any pledged Equity Interests) evidenced by any Security Documents pertaining to the Projects referenced in Section 4(a)(i)-(iii) above, and to release the corresponding Subsidiary Guarantors relating to such aforementioned Projects from any continuing obligations under the Subsidiary Guaranty.
5. Schedule of Subsidiary Guarantors. As of the Effective Date, Schedule 1.2 to the Loan Agreement (Schedule of Subsidiary Guarantors) is hereby deleted in its entirety and replaced with the attached Schedule 1.2.
6. Schedule of Subject Properties. As of the Effective Date, Schedule 1.3 to the Loan Agreement (Schedule of Subject Properties) is hereby deleted in its entirety and replaced with the attached Schedule 1.3.

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7. Schedule of Subsidiaries and Projects. As of the Effective Date, Schedule 4.4 (Subsidiaries) and Schedule 4.19 (Projects) to the Loan Agreement are hereby deleted in their entirety and replaced with the attached Schedule 4.4 and Schedule 4.19.
8. Sale of a Subject Property. The provisions set forth in Section 2A.3 of the Loan Agreement are hereby amended, restated and wholly replaced in their entirety by the following:
“2A.3 Sale of a Subject Property. Provided that no Default or Event of Default shall have occurred hereunder or under the other Loan Documents and be continuing (or would exist immediately after giving effect to the transactions contemplated by this Section 2A.3), a Subject Property Owner (or Borrower or another applicable Subsidiary) may engage in a Subject Property Sale upon the following terms and conditions:
(a) Borrower shall deliver to the Administrative Agent written notice of the desire to consummate such Subject Property Sale on or before the date that is five (5) Banking Days prior to the date on which the Subject Property Sale is to be effected;
(b) On the date of the proposed Subject Property Sale, Borrower shall make a principal prepayment of the Loan to Administrative Agent on behalf of the Lenders equal to the Release Price for the Project that is the subject of the proposed Subject Property Sale;
(c) On or before the date that is five (5) Banking Days prior to the date the Subject Property Sale is to be effected, Borrower shall submit to the Administrative Agent a Certificate, which shall be subject to the Administrative Agent’s review and reasonable approval, setting forth the Subject Properties Leverage Ratio on a pro forma basis as of the date of the Subject Property Sale (the “Pro Forma Subject Properties Leverage Ratio”), giving effect to (in addition to other changes to the Subject Properties Leverage Ratio during the intervening period (e.g., any reductions to the outstanding principal balance of the Subject Property Indebtedness)): (A) the Subject Property Sale and the corresponding payment to Administrative Agent on behalf of the Lenders of the applicable Release Price for such Subject Property being sold, and (B) any other Projects that became or are becoming a Subject Property prior to the date of the Subject Property Sale;
(d) If the Pro Forma Subject Properties Leverage Ratio exceeds the Target Subject Properties Leverage Ratio, Borrower shall, concurrently or before the closing of the Subject Property Sale and in addition to the payment of the Release Price, pay to the Administrative Agent for the account of the Lenders, which payment shall be applied to reduce the Outstanding Loan Amount, the amount necessary to make the Pro Forma Subject Properties Leverage Ratio no greater than the Target Subject Properties Leverage Ratio; and
(e) Upon the occurrence of the Subject Property Sale, the underlying Project shall no longer be a Subject Property, and the Administrative Agent shall execute such documents or instruments and take all other actions necessary or advisable on behalf of the Lenders to release the related security interests (including without limitation releases of any pledged Equity Interests) evidenced by any Security Documents and to release the related Subsidiary Guarantor(s), if applicable, from any obligations under the Subsidiary Guaranty.”

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9. Future Subject Property Release Provisions. The following shall be added as new Section 2A.5 to the Loan Agreement:
“2A.5 Release of a Subject Property. Provided that no Default or Event of Default shall have occurred hereunder or under the other Loan Documents and be continuing (or would exist immediately after giving effect to the transactions contemplated by this Section 2A.5), a Subject Property Owner (or Borrower or another applicable Subsidiary) may engage in a Subject Property Release upon the following terms and conditions:
(a) Borrower shall deliver to the Administrative Agent written notice of the desire to consummate such Subject Property Release on or before the date that is five (5) Banking Days prior to the date on which the Subject Property Release is to be effected;
(b) On the date of the proposed Subject Property Release, Borrower shall make a principal prepayment of the Loan to Administrative Agent on behalf of the Lenders equal to the Release Price for the Project that is the subject of the proposed Subject Property Release;
(c) On or before the date that is five (5) Banking Days prior to the date the Subject Property Release is to be effected, Borrower shall submit to the Administrative Agent a Certificate, which shall be subject to the Administrative Agent’s review and reasonable approval, setting forth the Pro Forma Subject Properties Leverage Ratio as of the date of the Subject Property Release giving effect to (in addition to other changes to the Subject Properties Leverage Ratio during the intervening period (e.g., any reductions to the outstanding principal balance of the Subject Property Indebtedness)): (A) the Subject Property Release and the corresponding payment to Administrative Agent on behalf of the Lenders of the applicable Release Price for such Subject Property being released, and (B) any other Projects that became or are becoming a Subject Property prior to the date of the Subject Property Release;
(d) If the Pro Forma Subject Properties Leverage Ratio exceeds the Target Subject Properties Leverage Ratio, Borrower shall, concurrently or before the closing of the Subject Property Release and in addition to the payment of the Release Price, pay to the Administrative Agent for the account of the Lenders, which payment shall be applied to reduce the Outstanding Loan Amount, the amount necessary to make the Pro Forma Subject Properties Leverage Ratio no greater than the Target Subject Properties Leverage Ratio; and
(e) Upon the occurrence of the Subject Property Release, the underlying Project shall no longer be a Subject Property, and the Administrative Agent shall execute such documents or instruments and take all other actions necessary or advisable on behalf of the Lenders to release the related security interests (including without limitation releases of any pledged Equity Interests) evidenced by any Security Documents and to release the related Subsidiary Guarantor(s), if applicable, from any obligations under the Subsidiary Guaranty.”

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10. Full Force and Effect. Except as amended hereby, the terms and provisions of the Loan Agreement and the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents.
11. References to Loan Documents; Capitalized Terms. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.
12. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the Borrower and the Lenders and their respective heirs, executors, administrators, successors and assigns.
13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
14. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
[Signature page follows.]

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IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.

BORROWER: BIOMED REALTY, L.P., a Maryland limited partnership
By:	BioMed Realty Trust, Inc., its sole general
partner

By:	/s/ Karen A. Sztraicher
	Name:	Karen A. Sztraicher
	Title:	Sr. Vice President, Asset Management

Address:

BioMed Realty, LP
17190 Bernardo Center Drive San Diego, California 92128

Signature Page to Amendment

ADMINISTRATIVE AGENT: KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent
By:	/s/ Michael P. Szuba
	Name:	Michael P. Szuba
	Title:	Vice President

Address:

KeyBank - Real Estate Capital
127 Public Square - 8th Floor Mail Code: OH-01-27-0839 Cleveland, Ohio 44114 Phone: 216-689-5984 Facsimile: 216-689-5819 Attn: Michael P. Szuba

LENDERS: KEYBANK NATIONAL ASSOCIATION, a national banking association
By:	/s/ Michael P. Szuba
	Name:	Michael P. Szuba
	Title:	Vice President

Address:
KeyBank - Real Estate Capital
127 Public Square - 8th Floor Mail Code: OH-01-27-0839 Cleveland, Ohio 44114 Phone: 216-689-5984 Facsimile: 216-689-5819 Attn: Michael P. Szuba

Signature Page to Amendment

U.S. BANK NATIONAL ASSOCIATION, a national banking association
By:	/s/ Michael Pavis
	Name:	Michael Pavis
	Title:	Vice President

Address:

U.S. Bank National Association
4747 Executive Drive, 3rd Floor
San Diego, CA 92121
Telephone: 858-334-0703
Fax: 858-334-0798
Attn: Michael Paris

U.S. Bank National Association
4747 Executive Drive, 3rd Floor
San Diego, CA 92121
Telephone: 858-334-0709
Fax: 858-334-0798
Attn: Lancy Kim

Signature Page to Amendment

SOCIETE GENERALE
By:	/s/ Jerry Parisi
	Name:	Jerry Parisi
	Title:	Managing director

Address:
2001 Ross Avenue, Suite 4900
Dallas, Texas 75201
Telephone: 214-979-2740
Facsimile: 214-979-2727
Attn: Chuck Butterworth
Signature Page to Amendment

COMPASS BANK, an Alabama banking corporation
By:	/s/ Keely W. McGee
	Name:	Keely W. McGee
	Title:	Senior Vice President

Address:
BBVA Compass
15 South 20th Street
Suite 1504
Birmingham, Alabama 35233
Telephone: 205-297-5920
Facsimile: 205-297-3901
Attn: Keely W. McGee, Senior Vice President
Signature Page to Amendment

ALLIED IRISH BANKS, p.l.c.
By:	/s/ Douglas S. Marron
	Name:	Douglas S. Marron
	Title:	Senior Vice President

By:	/s/ Brian Deegan
	Name:	Brian Deegan
	Title:	Vice President

Address:
405 Park Avenue
New York, New York 10022
Telephone: 212-515-6762
Facsimile: 212-339-8325
Attn: Douglas S. Marron
Attn: Brian Deegan
Signature Page to Amendment

RAYMOND JAMES BANK, FSB
By:	/s/ Thomas G. Scott
	Name:	Thomas G. Scott
	Title:	Senior Vice President

Address:
710 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 727-567-4196
Facsimile: 727-567-8830
Attn: Thomas Scott, Senior Vice President
Signature Page to Amendment

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC Its Authorized Agent

By:	/s/ Richard F. McKeever
Title: Managing Director
Name: Richard F. McKeever

Address:
c/o Babson Capital Management, LLC
1500 Main Street, Floor 21, Tower Square
Springfield, MA 01115
Attn: Richard F. McKeever, Managing Director
Telephone: 413-226-1432
Facsimile: 413-226-2432
Signature Page to Amendment

PB (USA) REALTY CORPORATION
By:	/s/ Andrew E. Woodtli
	Name:	Andrew E. Woodtli
	Title:	Assistant Vice President

By:	/s/ Michael J. Rogers
	Name:	Michael J. Rogers
	Title:	Assistant Vice President

Address:
c/o PB Capital Corporation
230 Park Avenue
New York, NY 10169
Attn: Andrew E. Woodtli, Assistant Vice President
Telephone: 212-756-5608
Facsimile: 212-765-5536
Signature Page to Amendment

RBS CITIZENS, N.A., a national banking association (d/b/a Charter One)
By:	/s/ Erin L. Mahon
	Name:	Erin L. Mahon
	Title:	Assistant Vice President

Address:
RBS Citizens, N.A. d/b/a Charter One
1215 Superior Avenue, OHS675
Cleveland, OH 44114
Phone: 216-277-0051
Facsimile: 216-277-4600
Attn: Erin L. Mahon, Assistant Vice President
Signature Page to Amendment

WELLS FARGO BANK, N.A., successor-by-merger to Wachovia Bank, N.A.
By:	/s/ Mark Cagley
	Name:	Mark Cagley
	Title:	Managing Director

Address:
Wells Fargo Bank, N.A.
301 S. College Street, 4th Floor
Mailcode D1053-04R
Charlotte, NC 28202
Telephone: 704-383-4013
Facsimile: 704-383-6205
Attn: Anand Jobanputra, Relationship Manager
Signature Page to Amendment

BANK OF AMERICA, N.A., a national banking association
By:	/s/ Kurt Mathison
	Name:	Kurt Mathison
	Title:	Vice President

Address: 901 Main St. 64th Floor Dallas, TX 75202 Telephone: 214-209-9198 Facsimile: 214-209-0995 Attn: Kurt Mathison, Vice President
Signature Page to Amendment

SOVEREIGN BANK
By:	/s/ James C. Peary
	Name:	James C. Peary
	Title:	Vice President

Address:
75 State Street MA1 SST04-11
Boston, Massachusetts 02109
Telephone: 617-757-5578
Facsimile: 617-757-5652
Attn: T. Gregory Donohue, Senior Vice President
Signature Page to Amendment

TD BANK, N.A. (f/k/a TD Banknorth, N.A.)
By:	/s/ David Yesue
	Name:	David Yesue
	Title:	Assistant Vice President

Address:
TD Bank, N.A.
370 Main Street, 2nd Floor
Worcester, MA 01608
Telephone:: 508-368-6921
Facsimile: 508-368-6520
Attn: David Yesue, Assistant Vice President
Signature Page to Amendment

WESTDEUTSCHE IMMOBILIENBANK AG
By:	/s/ Sascha Matheis
	Name:	Sascha Matheis
	Title:	Executive Director

By:	/s/ Michael Hammes
	Name:	Michael Hammes
	Title:	Associate Director

Address:
Grosse Bleiche 46
55116 Mainz, Germany
Phone: +49 6131 9280 7263
Facsimile: +49 6131 9280 7308
Attn: Armin Gemmerich, Executive Director
Signature Page to Amendment

PEOPLE’S UNITED BANK
By:	/s/ Maurice Fry
	Name:	Maurice Fry
	Title:	Senior Commercial Loan Officer, SVP

Address:
People’s United Bank
850 Main Street, 12th Floor
Bridgeport, CT 06604
Phone: 203-338-7375
Facsimile: 203-338-7344
Attn: Maurice Fry, Vice President
Signature Page to Amendment

PNC BANK, NATIONAL ASSOCIATION, successor to National City Bank
By:	/s/ John E. Intilgus, II
	Name:	John E. Intilgus, II
	Title:	Senior Vice President
Address:
PNC Real Estate
1900 E. Ninth Street — 22nd Floor
(Mail Stop: B7-YB13-22-1)
Cleveland, OH 44114
Telephone: 216-222-6032
Facsimile: 216-222-6070
Attn: John E. Wilgus, II
 Senior Vice President
 Real Estate Banking
Signature Page to Amendment

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH
By:	/s/ Priscilla Hsing
	Name:	Priscilla Hsing
	Title:	Vice President and Deputy General Manager

Address:
65 Liberty Street
New York, NY 10005
Telephone: 212-815-9168
Facsimile: 212-766-5006
Attn: Nae-Yee Lung, Executive Vice President and General Manager